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                                                                   EXHIBIT 23(A)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectuses constituting part of the Registration Statements on Form S-8 (Nos. 33-37175, 33-44541 and 33-44542) of Santa Fe Energy Resources, Inc. of our report dated February 18, 1994 appearing on page 31 of this Form 10-K.

PRICE WATERHOUSE
Houston, Texas
March 22, 1994